UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03591

CALVERT VARIABLE SERIES, INC.
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(202) 238-2200
(Registrant’s Telephone Number)

December 31
Date of Fiscal Year End

December 31, 2018
Date of Reporting Period

____________________________________________________________________________________

Item 1. Reports to Stockholders

Calvert VP SRI Balanced Portfolio
Calvert VP SRI Mid Cap Portfolio

Calvert VP SRI Balanced Portfolio
Important Note.  Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable.  Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Annual Report December 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

TABLE OF CONTENTS

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Federal Tax Information
37	Management and Organization
39	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stock indexes declined during the 12-month period ended December 31, 2018, as a sharp downturn in the final quarter of the year erased earlier gains.
U.S. stocks opened the period on an upswing, as investors reacted favorably to the passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. U.S. stocks also got a boost from positive U.S. economic data, including the unemployment rate, which fell to a 17-year low.
In February 2018, however, U.S. stocks pulled back amid fears of rising interest rates. After a brief rebound, equity markets again weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s then-new tariffs. Despite a brief rally in technology stocks during the summer months, markets plunged in the final three months of the period amid global trade war fears and sagging economies in China and Europe. Despite a partial rebound in the final days of the period, the U.S. stock market’s December 2018 plunge was the worst monthly loss since the 2008 financial crisis.
For the 12-month period ended December 31, 2018, the blue-chip Dow Jones Industrial Average®2 declined 3.48%, while the broader U.S. equity market represented by the S&P 500® Index fell 4.38%. The technology-laden NASDAQ Composite Index fell 2.84% during the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell Growth and Value Indexes.
 As the economy showed signs of strength for most of the year, the U.S. Federal Reserve raised interest rates four times during the period with the federal funds rate ending the year at 2.5%, the highest level since January 2008.
U.S. fixed-income markets, depending on the segment of the market, eked out meager positive or negative returns during the period. U.S. investment-grade fixed-income securities marginally advanced during the period, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 0.01%. Hurt by growing volatility late in the period, higher-risk assets retreated, with the ICE BofAML U.S. High Yield Index returning -2.26%. The 10-year U.S. Treasury bond yield closed at 2.69%, up from 2.40% at the outset of the period.
Fund Performance
For the 12-month period ended December 31, 2018, Calvert VP SRI Balanced Portfolio (the Fund) returned -2.67% for Class I shares at net asset value (NAV), outperforming its primary benchmark, the Russell 1000® Index (the Index), which returned -4.78%. The Fund underperformed its blended benchmark, which returned -2.59%.

The Balanced Composite Benchmark is an internally constructed benchmark composed of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund’s fixed-income allocations were a leading contributor to the Fund’s outperformance relative to the Index. Stock selection in the equity portion of the Fund also made a strong contribution to performance. Stock selections in the materials, communication services, and information technology sectors were most noteworthy. Stock selections in the energy, financials, and consumer discretionary sectors detracted from returns relative to the Index
Ball Corp., one of the world’s leading suppliers of metal packaging to the beverage, personal care, and household products industries, was a major contributor. The stock advanced on the strength of growing global demand for aluminum beverage and aluminum aerosol cans, as well as the company’s strategy for managing rising freight costs.
Humana, Inc., a managed care company that offers a range of insurance and health and wellness services, was a notable contributor. Its stock advanced as its Medicare Advantage business did well and the company’s prospects for growth in 2019 appeared strong within the managed care business as baby boomers continue to age into Medicare. The stock was sold during the period.
Yield curve[6] positioning and security selections in the fixed-income portion of the Fund also enhanced performance relative to the Index. The fixed-income portion maintained a shorter-than-benchmark duration[7] during the year, which benefited as interest rates rose across the curve. Selections in investment-grade corporate, asset-backed, and commercial mortgage-backed securities also helped performance.
Conagra Brands, Inc., which manufactures and sells processed and packaged foods, was a leading detractor. Its shares fell as supply-chain issues and lower-than-expected revenues associated with the acquisition of Pinnacle Foods, Inc. proved to be a drag on overall results.
Core Laboratories NV, a provider of reservoir description and production enhancement services and products to the oil and gas industry, also weighed down on returns. The stock came under pressure in the second half of 2018 as the price of oil fell 35%, as measured by the Brent Crude Oil Spot price.
In the fixed-income portion of the Fund, sector allocations detracted from performance. The Fund’s overweight allocations in investment-grade corporate bonds as well as an underweight allocation in U.S. Treasurys and mortgage-backed securities weighed down on the Fund’s returns relative to the Index.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA, Brian S. Ellis, CFA, and Charles B. Gaffney, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	09/02/1986	09/02/1986	-2.67%	4.72%	9.19%
Class F at NAV	10/18/2013	09/02/1986	-2.65	4.31	8.99

Russell 1000® Index	—	—	-4.78%	8.21%	13.27%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	0.01	2.52	3.48
Balanced Composite Benchmark	—	—	-2.59	6.07	9.52

% Total Annual Operating Expense Ratios[4]				Class I	Class F
Gross				0.69%	1.40%
Net				0.69	1.07

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2008	$23,670	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

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FUND PROFILE

ASSET ALLOCATION (% of total investments)[5]

Equity	57.6%
Fixed-Income	42.2%
Commercial Paper	0.2%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Balanced Composite Benchmark is an internally constructed benchmark which is comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, rebalanced monthly. Prior to 11/1/15, the fixed income component was the Bloomberg Barclays U.S. Credit Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective December 31, 2016, Calvert Research and Management became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

7 Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

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FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/18)	ENDING ACCOUNT VALUE (12/31/18)	EXPENSES PAID DURING PERIOD* (7/1/18 - 12/31/18)	ANNUALIZED EXPENSE RATIO
Actual
Class I	$1,000.00	$960.40	$3.46**	0.70%
Class F	$1,000.00	$960.60	$4.74	0.96%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,021.68	$3.57**	0.70%
Class F	$1,000.00	$1,020.37	$4.89	0.96%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2018. Expenses shown do not include insurance-related charges.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP SRI BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2018

	SHARES	VALUE ($)
COMMON STOCKS - 56.9%
Aerospace & Defense - 1.2%
CAE, Inc.	98,768	1,815,184
Hexcel Corp.	30,700	1,760,338
		3,575,522

Banks - 3.4%
Bank of America Corp.	179,900	4,432,736
JPMorgan Chase & Co.	36,000	3,514,320
PNC Financial Services Group, Inc. (The)	17,800	2,080,998
		10,028,054

Beverages - 1.2%
PepsiCo, Inc.	33,456	3,696,219

Biotechnology - 1.3%
Celgene Corp. (1)	18,282	1,171,693
Gilead Sciences, Inc.	24,005	1,501,513
Vertex Pharmaceuticals, Inc. (1)	8,186	1,356,502
		4,029,708

Chemicals - 0.7%
Ecolab, Inc.	14,100	2,077,635

Commercial Services & Supplies - 1.8%
Waste Connections, Inc.	25,100	1,863,675
Waste Management, Inc.	39,916	3,552,125
		5,415,800

Consumer Finance - 1.7%
Ally Financial, Inc.	80,500	1,824,130
American Express Co.	35,000	3,336,200
		5,160,330

Containers & Packaging - 1.1%
Ball Corp. (2)	69,584	3,199,472

Diversified Consumer Services - 0.7%
Grand Canyon Education, Inc. (1)	20,600	1,980,484

Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	88,045	4,949,890

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Electrical Equipment - 1.0%
AMETEK, Inc.	43,500	2,944,950

Energy Equipment & Services - 1.7%
Core Laboratories NV	22,800	1,360,248
National Oilwell Varco, Inc.	61,971	1,592,655
Oceaneering International, Inc. (1)	62,883	760,884
TechnipFMC plc	71,145	1,393,019
		5,106,806

Entertainment - 1.4%
Walt Disney Co. (The)	37,523	4,114,397

Equity Real Estate Investment Trusts (REITs) - 2.3%
AvalonBay Communities, Inc.	17,902	3,115,843
Simon Property Group, Inc.	21,800	3,662,182
		6,778,025

Food & Staples Retailing - 1.0%
Performance Food Group Co. (1)	90,685	2,926,405

Food Products - 1.0%
Mondelez International, Inc., Class A	73,212	2,930,676

Health Care Equipment & Supplies - 2.0%
Boston Scientific Corp. (1)	63,100	2,229,954
Danaher Corp.	36,700	3,784,504
		6,014,458

Health Care Providers & Services - 1.9%
Anthem, Inc.	14,900	3,913,187
WellCare Health Plans, Inc. (1)	7,400	1,747,066
		5,660,253

Household Products - 1.1%
Procter & Gamble Co. (The)	36,700	3,373,464

Independent Power and Renewable Electricity Producers - 0.6%
NextEra Energy Partners LP	41,756	1,797,596

Industrial Conglomerates - 0.5%
3M Co.	7,219	1,375,508

Insurance - 2.0%
American Financial Group, Inc.	26,583	2,406,559
American International Group, Inc.	50,400	1,986,264

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
First American Financial Corp.	35,101	1,566,909
		5,959,732

Interactive Media & Services - 2.6%
Alphabet, Inc., Class C (1)	5,590	5,789,060
IAC/InterActiveCorp (1)	10,100	1,848,704
		7,637,764

Internet & Direct Marketing Retail - 1.9%
Amazon.com, Inc. (1)	2,729	4,098,876
Booking Holdings, Inc. (1)	959	1,651,801
		5,750,677

IT Services - 3.3%
Amdocs Ltd.	33,508	1,962,899
Fiserv, Inc. (1)	39,700	2,917,553
GoDaddy, Inc., Class A (1)	15,500	1,017,110
Visa, Inc., Class A	28,900	3,813,066
		9,710,628

Life Sciences Tools & Services - 0.9%
Thermo Fisher Scientific, Inc.	12,418	2,779,024

Machinery - 1.1%
Gardner Denver Holdings, Inc. (1)	84,300	1,723,935
Parker-Hannifin Corp.	10,500	1,565,970
		3,289,905

Multi-Utilities - 1.3%
CMS Energy Corp.	39,885	1,980,290
Sempra Energy	19,008	2,056,476
		4,036,766

Pharmaceuticals - 2.3%
GlaxoSmithKline plc ADR (2)	49,300	1,883,753
Jazz Pharmaceuticals plc (1)	12,377	1,534,253
Merck & Co., Inc.	44,300	3,384,963
		6,802,969

Semiconductors & Semiconductor Equipment - 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	53,500	1,974,685
Texas Instruments, Inc.	28,251	2,669,720
		4,644,405

Software - 4.4%
Adobe, Inc. (1)	7,463	1,688,429
Intuit, Inc.	6,552	1,289,761

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Microsoft Corp.	75,693	7,688,138
Salesforce.com, Inc. (1)	18,500	2,533,945
		13,200,273

Specialty Retail - 2.3%
Home Depot, Inc. (The)	21,500	3,694,130
TJX Cos., Inc. (The)	51,900	2,322,006
Ulta Beauty, Inc. (1)	4,000	979,360
		6,995,496

Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	34,072	5,374,517
HP, Inc.	89,500	1,831,170
		7,205,687

Textiles, Apparel & Luxury Goods - 1.0%
Gildan Activewear, Inc.	97,500	2,960,100

Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (1)	157,400	1,646,404

Total Common Stocks (Cost $166,537,370)		169,755,482

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 21.6%
Communications - 1.5%
AT&T, Inc.:
3.40%, 5/15/25	255,000	240,041
3.80%, 3/15/22	380,000	381,925
Comcast Corp.:
2.848%, (3 mo. USD LIBOR + 0.44%), 10/1/21 (3)	440,000	435,996
3.20%, 7/15/36	480,000	414,172
4.70%, 10/15/48	163,000	166,247
Crown Castle Towers LLC, 3.663%, 5/15/45 (4)	250,000	243,588
NBCUniversal Media LLC, 4.45%, 1/15/43	200,000	193,453
Verizon Communications, Inc.:
3.50%, 11/1/24	490,000	485,101
3.716%, (3 mo. USD LIBOR + 1.10%), 5/15/25 (3)	499,000	484,251
4.329%, 9/21/28	417,000	419,798
4.862%, 8/21/46	270,000	266,700
5.50%, 3/16/47	325,000	347,333
Warner Media LLC, 4.90%, 6/15/42	300,000	274,577
		4,353,182

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	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Consumer, Cyclical - 2.2%
American Airlines Group, Inc., 5.50%, 10/1/19 (4)	70,000	70,525
American Airlines Pass-Through Trust:
4.40%, 3/22/25	443,032	435,281
5.25%, 7/15/25	270,035	278,538
5.60%, 1/15/22 (4)	466,718	471,385
5.625%, 7/15/22 (4)	146,096	147,281
Best Buy Co., Inc., 4.45%, 10/1/28	350,000	334,690
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	100,000	100,375
Ford Motor Credit Co. LLC:
2.262%, 3/28/19	250,000	249,297
2.979%, 8/3/22	1,390,000	1,283,275
3.218%, (3 mo. USD LIBOR + 0.81%), 4/5/21 (3)	200,000	194,933
3.305%, (3 mo. USD LIBOR + 0.88%), 10/12/21 (3)	313,000	300,492
3.512%, (3 mo. USD LIBOR + 0.93%), 11/4/19 (3)	400,000	398,602
3.566%, (3 mo. USD LIBOR + 0.79%), 6/12/20 (3)	220,000	216,952
Latam Airlines Pass-Through Trust, 4.20%, 8/15/29	210,353	203,517
Lennar Corp., 4.50%, 11/15/19	415,000	412,925
Nordstrom, Inc., 5.00%, 1/15/44	276,000	238,979
Starbucks Corp., 2.45%, 6/15/26	250,000	225,411
Tapestry, Inc., 4.125%, 7/15/27	670,000	628,365
Virgin Australia Pass-Through Trust:
5.00%, 4/23/25 (4)	48,097	48,814
6.00%, 4/23/22 (4)	92,638	94,069
Whirlpool Corp., 3.70%, 5/1/25	200,000	194,032
Wyndham Destinations, Inc.:
5.40%, 4/1/24	63,000	60,322
5.75%, 4/1/27	71,000	65,409
		6,653,469

Consumer, Non-cyclical - 2.1%
Amgen, Inc., 4.663%, 6/15/51	447,000	423,472
Becton Dickinson and Co.:
2.404%, 6/5/20	231,000	227,557
2.894%, 6/6/22	231,000	223,897
3.363%, 6/6/24	360,000	346,169
3.678%, (3 mo. USD LIBOR + 0.875%), 12/29/20 (3)	741,000	733,762
Block Financial LLC, 5.25%, 10/1/25	70,000	71,018
Conagra Brands, Inc., 3.219%, (3 mo. USD LIBOR + 0.75%), 10/22/20 (3)	122,000	121,689
CVS Health Corp.:
3.125%, 3/9/20	58,000	57,895
3.487%, (3 mo. USD LIBOR + 0.72%), 3/9/21 (3)	44,000	43,659
3.70%, 3/9/23	315,000	311,909
4.30%, 3/25/28	749,000	734,793
CVS Pass-Through Trust, 6.036%, 12/10/28	428,819	456,763

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	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Ecolab, Inc.:
3.25%, 12/1/27	100,000	96,767
3.95%, 12/1/47	77,000	72,559
Grupo Bimbo SAB de CV, 4.875%, 6/27/44 (4)	300,000	278,273
Kaiser Foundation Hospitals, 3.15%, 5/1/27 (2)	437,000	420,796
Kraft Heinz Foods Co.:
3.375%, 6/15/21	64,000	63,881
5.20%, 7/15/45	300,000	275,413
Life Technologies Corp., 6.00%, 3/1/20	300,000	308,447
Massachusetts Institute of Technology, 3.959%, 7/1/38	200,000	205,968
MEDNAX, Inc., 5.25%, 12/1/23 (4)	75,000	73,687
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23 (4)	140,000	144,725
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	447,000	441,184
		6,134,283

Energy - 0.3%
Oceaneering International, Inc., 4.65%, 11/15/24	243,000	192,621
TerraForm Power Operating LLC:
4.25%, 1/31/23 (4)	74,000	69,375
5.00%, 1/31/28 (4)	580,000	512,575
		774,571

Financial - 9.7%
Ally Financial, Inc., 4.125%, 3/30/20	536,000	531,691
ANZ New Zealand International Ltd., 2.20%, 7/17/20 (4)	271,000	266,461
Banco Santander SA:
3.125%, 2/23/23	409,000	387,035
3.767%, (3 mo. USD LIBOR + 1.09%), 2/23/23 (3)	200,000	195,936
Bank Nederlandse Gemeenten NV, 2.125%, 12/14/20 (4)	350,000	346,438
Bank of America Corp.:
2.857%, (3 mo. USD LIBOR + 0.38%), 1/23/22 (3)	100,000	98,045
3.499% to 5/17/21, 5/17/22 (5)	704,000	704,318
3.541%, (3 mo. USD LIBOR + 0.79%), 3/5/24 (3)	695,000	675,739
3.55% to 3/5/23, 3/5/24 (5)	350,000	345,946
3.593% to 7/21/27, 7/21/28 (5)	690,000	655,423
3.649%, (3 mo. USD LIBOR + 1.18%), 10/21/22 (3)	398,000	398,308
3.824% to 1/20/27, 1/20/28 (5)	1,385,000	1,345,689
Bank of Montreal, 3.803% to 12/15/27, 12/15/32 (5)	375,000	347,719
Capital One Financial Corp.:
2.50%, 5/12/20	493,000	486,711
2.97%, (3 mo. USD LIBOR + 0.45%), 10/30/20 (3)	110,000	109,245
3.24%, (3 mo. USD LIBOR + 0.72%), 1/30/23 (3)	880,000	856,529
3.30%, 10/30/24	209,000	197,904
4.20%, 10/29/25	300,000	290,304
Capital One NA, 2.65%, 8/8/22	295,000	283,515
CBL & Associates LP, 5.25%, 12/1/23 (2)	340,000	270,300

12 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Citigroup, Inc.:
2.65%, 10/26/20	440,000	434,258
2.75%, 4/25/22	370,000	359,015
3.142% to 1/24/22, 1/24/23 (5)	388,000	381,372
3.437%, (3 mo. USD LIBOR + 0.95%), 7/24/23 (3)	150,000	146,554
3.646%, (3 mo. USD LIBOR + 1.25%), 7/1/26 (3)	375,000	366,555
3.837%, (3 mo. USD LIBOR + 1.07%), 12/8/21 (3)	150,000	149,928
3.887% to 1/10/27, 1/10/28 (5)	1,735,000	1,670,616
4.075% to 4/23/28, 4/23/29 (5)	540,000	527,611
4.125%, 7/25/28	50,000	47,005
5.80% to 11/15/19 (2)(5)(6)	135,000	131,462
6.125% to 11/15/20 (5)(6)	65,000	63,538
Citizens Bank NA:
2.25%, 3/2/20	250,000	247,375
2.55%, 5/13/21	200,000	195,722
Citizens Financial Group, Inc., 2.375%, 7/28/21	170,000	165,712
Commonwealth Bank of Australia, 2.50%, 9/18/22 (4)	270,000	260,907
Credit Acceptance Corp.:
6.125%, 2/15/21	208,000	208,000
7.375%, 3/15/23	240,000	245,400
DDR Corp., 3.625%, 2/1/25	259,000	247,743
Digital Realty Trust LP:
3.95%, 7/1/22	360,000	362,402
4.75%, 10/1/25	260,000	266,130
Discover Bank, 4.682% to 8/9/23, 8/9/28 (5)	275,000	269,459
Discover Financial Services:
3.85%, 11/21/22	500,000	496,951
3.95%, 11/6/24	200,000	197,579
EPR Properties, 4.50%, 6/1/27	415,000	400,894
Goldman Sachs Group, Inc. (The):
2.876% to 10/31/21, 10/31/22 (5)	53,000	51,492
2.905% to 7/24/22, 7/24/23 (5)	488,000	465,153
2.908% to 6/5/22, 6/5/23 (5)	1,000,000	960,715
3.487%, (3 mo. USD LIBOR + 1.00%), 7/24/23 (3)	260,000	252,796
3.691% to 6/5/27, 6/5/28 (5)	35,000	32,581
3.786%, (3 mo. USD LIBOR + 1.17%), 5/15/26 (3)	475,000	456,325
International Finance Corp., 1.75%, 3/30/20	820,000	811,075
iStar, Inc., 5.00%, 7/1/19	85,000	84,787
JPMorgan Chase & Co.:
3.367%, (3 mo. USD LIBOR + 0.89%), 7/23/24 (3)	44,000	43,021
3.797% to 7/23/23, 7/23/24 (5)	530,000	531,254
Series V, 5.00% to 7/1/19 (5)(6)	675,000	652,219
Lazard Group LLC, 4.50%, 9/19/28	327,000	327,900
Morgan Stanley:
2.80%, 6/16/20	1,000,000	993,702
3.168%, (3 mo. USD LIBOR + 0.55%), 2/10/21 (3)	250,000	247,282

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
3.591% to 7/22/27, 7/22/28 (5)	1,200,000	1,135,404
3.772% to 1/24/28, 1/24/29 (5)	479,000	459,086
3.887%, (3 mo. USD LIBOR + 1.40%), 10/24/23 (3)	260,000	258,904
4.00%, 7/23/25	325,000	321,047
4.875%, 11/1/22	260,000	268,147
5.45% to 7/15/19 (5)(6)	100,000	97,387
National Australia Bank Ltd., 3.625%, 6/20/23	275,000	274,611
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19 (4)	215,000	214,731
SBA Communications Corp., 4.00%, 10/1/22	69,000	66,067
SBA Tower Trust:
2.877%, 7/15/46 (4)	300,000	294,822
3.722%, 4/9/48 (4)	660,000	660,885
Springleaf Finance Corp.:
5.25%, 12/15/19	150,000	150,732
6.875%, 3/15/25	145,000	130,137
7.125%, 3/15/26	68,000	60,818
Synchrony Financial:
3.00%, 8/15/19	557,000	553,415
3.812%, (3 mo. USD LIBOR + 1.23%), 2/3/20 (3)	90,000	89,946
3.95%, 12/1/27	800,000	675,423
4.25%, 8/15/24	125,000	114,937
Synovus Financial Corp., 3.125%, 11/1/22	156,000	147,418
Toronto-Dominion Bank (The), 1.85%, 9/11/20	500,000	490,886
VFH Parent LLC / Orchestra Co-Issuer, Inc., 6.75%, 6/15/22 (4)	31,000	30,161
		29,040,710

Government - 1.5%
Asian Development Bank, 3.125%, 9/26/28	540,000	552,741
European Bank for Reconstruction & Development, 0.875%, 7/22/19	550,000	544,979
Inter-American Development Bank, 3.00%, 9/26/22	540,000	546,654
International Bank for Reconstruction & Development, 3.125%, 11/20/25	1,200,000	1,237,120
International Finance Corp., 2.00%, 10/24/22 (2)	1,625,000	1,589,231
		4,470,725

Industrial - 0.8%
Jabil, Inc.:
4.70%, 9/15/22	495,000	491,288
5.625%, 12/15/20	70,000	71,400
Johnson Controls International plc, 4.625%, 7/2/44	225,000	213,838
Owens Corning:
3.40%, 8/15/26	400,000	366,066
4.30%, 7/15/47	81,000	61,296
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (4)	375,000	371,066
Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC, 5.75%, 10/15/20	155,057	154,863

14 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21 (4)	260,000	253,141
3.00%, 7/15/22 (4)	233,000	226,135
Wabtec Corp.:
3.838%, (3 mo. USD LIBOR + 1.05%), 9/15/21 (3)	121,000	120,601
4.70%, 9/15/28	75,000	70,516
		2,400,210

Technology - 2.9%
Apple, Inc., 3.00%, 6/20/27	592,000	565,089
Broadridge Financial Solutions, Inc., 3.95%, 9/1/20	205,000	207,098
CA, Inc., 4.70%, 3/15/27	500,000	475,169
Dell International LLC / EMC Corp.:
3.48%, 6/1/19 (4)	1,310,000	1,306,265
4.42%, 6/15/21 (4)	885,000	884,598
DXC Technology Co.:
2.875%, 3/27/20	319,000	316,297
3.688%, (3 mo. USD LIBOR + 0.95%), 3/1/21 (3)	677,000	676,457
Hewlett Packard Enterprise Co., 3.059%, (3 mo. USD LIBOR + 0.72%), 10/5/21 (3)	278,000	275,689
Marvell Technology Group Ltd., 4.20%, 6/22/23	37,000	36,928
Microchip Technology, Inc., 4.333%, 6/1/23 (4)	703,000	686,355
Microsoft Corp.:
2.40%, 8/8/26	285,000	266,979
4.45%, 11/3/45	250,000	266,160
NXP BV / NXP Funding LLC:
3.875%, 9/1/22 (4)	410,000	394,625
4.625%, 6/15/22 (4)	325,000	320,937
4.625%, 6/1/23 (4)	225,000	221,062
4.875%, 3/1/24 (4)	272,000	273,534
5.35%, 3/1/26 (4)	163,000	165,975
Seagate HDD Cayman:
4.875%, 3/1/24	235,000	213,974
4.875%, 6/1/27	305,000	259,413
5.75%, 12/1/34	75,000	58,407
Western Digital Corp., 4.75%, 2/15/26	1,027,000	894,774
		8,765,785

Utilities - 0.6%
American Water Capital Corp., 2.95%, 9/1/27	370,000	350,196
Avangrid, Inc., 3.15%, 12/1/24	957,000	924,826
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (4)	375,000	348,281
Public Service Co. of Colorado, 3.70%, 6/15/28	258,000	261,604
		1,884,907

Total Corporate Bonds (Cost $66,192,907)		64,477,842

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 10.1%
Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.81%, 11/15/48 (4)	169,797	174,912
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (4)	650,715	657,502
Avis Budget Rental Car Funding AESOP LLC:
Series 2013-2A, Class A, 2.97%, 2/20/20 (4)	343,333	343,194
Series 2014-1A, Class A, 2.46%, 7/20/20 (4)	530,000	528,492
Series 2014-1A, Class C, 3.75%, 7/20/20 (4)	215,000	215,068
Series 2014-2A, Class A, 2.50%, 2/20/21 (4)	992,000	987,651
Citi Held For Asset Issuance, Series 2015-PM1, Class C, 5.01%, 12/15/21 (4)	61,690	61,703
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47 (4)	310,275	313,950
Conn Funding II LP:
Series 2017-B, Class B, 4.52%, 4/15/21 (4)	131,874	132,174
Series 2018-A, Class A, 3.25%, 1/15/23 (4)	113,117	113,158
Series 2018-A, Class B, 4.65%, 1/15/23 (4)	100,000	100,029
Consumer Loan Underlying Bond Credit Trust:
Series 2017-NP1, Class C, 5.13%, 4/17/23 (4)	158,580	159,507
Series 2017-P1, Class A, 2.42%, 9/15/23 (4)	77,270	77,057
Credit Acceptance Auto Loan Trust, Series 2017-2A, Class A, 2.55%, 2/17/26 (4)	1,710,000	1,695,519
DB Master Finance LLC:
Series 2015-1A, Class A2II, 3.98%, 2/20/45 (4)	551,513	559,833
Series 2017-1A, Class A2II, 4.03%, 11/20/47 (4)	84,150	81,384
Dell Equipment Finance Trust, Series 2017-1, Class A3, 2.14%, 4/22/22 (4)	195,424	194,761
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40 (4)	156,306	155,335
Driven Brands Funding LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45 (4)	363,750	378,604
Series 2016-1A, Class A2, 6.125%, 7/20/46 (4)	146,625	153,594
Series 2018-1A, Class A2, 4.739%, 4/20/48 (4)	28,855	29,429
Element Rail Leasing I LLC:
Series 2014-1A, Class A1, 2.299%, 4/19/44 (4)	65,722	65,189
Series 2014-1A, Class B1, 4.406%, 4/19/44 (4)	350,000	348,989
FOCUS Brands Funding LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47 (4)	290,575	293,441
Series 2017-1A, Class A2II, 5.093%, 4/30/47 (4)	177,300	179,925
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class B, 2.41%, 11/15/25 (4)	200,000	199,497
FRS I LLC, Series 2013-1A, Class A2, 3.08%, 4/15/43 (4)	381,150	380,489
Hardee’s Funding LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (4)	249,375	252,475
InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (4)	25,000	25,300
Invitation Homes Trust:
Series 2017-SFR2, Class C, 3.905%, (1 mo. USD LIBOR + 1.45%), 12/17/36 (3)(4)	116,000	115,696
Series 2018-SFR2, Class A, 3.355%, (1 mo. USD LIBOR + 0.90%), 6/17/37 (3)(4)	905,746	896,850
Series 2018-SFR2, Class D, 3.905%, (1 mo. USD LIBOR + 1.45%), 6/17/37 (3)(4)	155,000	152,668
Series 2018-SFR3, Class A, 3.455%, (1 mo. USD LIBOR + 1.00%), 7/17/37 (3)(4)	428,374	426,692
Series 2018-SFR3, Class D, 4.105%, (1 mo. USD LIBOR + 1.65%), 7/17/37 (3)(4)	150,000	149,531
Marlette Funding Trust, Series 2017-1A, Class B, 4.114%, 3/15/24 (4)	100,000	100,287
OneMain Financial Issuance Trust:
Series 2015-1A, Class A, 3.19%, 3/18/26 (4)	1,033,351	1,033,806
Series 2016-1A, Class B, 4.57%, 2/20/29 (4)	115,000	116,385

16 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Series 2016-2A, Class A, 4.10%, 3/20/28 (4)	548,815	550,792
Series 2017-1A, Class A1, 2.37%, 9/14/32 (4)	475,000	467,822
Oportun Funding LLC:
Series 2017-A, Class A, 3.23%, 6/8/23 (4)	250,000	247,841
Series 2018-A, Class A, 3.61%, 3/8/24 (4)	706,000	699,981
Series 2018-B, Class A, 3.91%, 7/8/24 (4)	1,154,000	1,155,319
Planet Fitness Master Issuer LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48 (4)	488,775	491,980
Series 2018-1A, Class A2II, 4.666%, 9/5/48 (4)	69,825	70,846
Progress Residential Trust, Series 2016-SFR2, Class E, 6.005%, (1 mo. USD LIBOR + 3.55%), 1/17/34 (3)(4)	290,000	290,628
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class B, 3.65%, 6/15/23 (4)	99,265	99,203
Series 2017-1A, Class C, 5.80%, 6/15/23 (4)	215,000	216,507
Series 2017-2A, Class A, 2.41%, 9/15/23 (4)	14,495	14,487
Series 2017-2A, Class B, 3.48%, 9/15/23 (4)	145,000	144,946
Series 2017-3A, Class A, 2.36%, 11/15/23 (4)	511,528	510,185
Series 2017-3A, Class B, 3.36%, 11/15/23 (4)	845,000	840,589
Series 2018-1A, Class A, 3.11%, 6/17/24 (4)	243,620	243,215
Series 2018-2A, Class A, 3.35%, 10/15/24 (4)	937,019	935,421
Series 2018-2A, Class B, 3.96%, 10/15/24 (4)	440,000	441,645
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (4)	100,844	99,993
Sierra Timeshare Receivables Funding LLC:
Series 2014-2A, Class B, 2.40%, 6/20/31 (4)	251,270	251,024
Series 2014-3A, Class B, 2.80%, 10/20/31 (4)	38,301	38,141
Social Professional Loan Program LLC:
Series 2014-B, Class A1, 3.756%, (1 mo. USD LIBOR + 1.25%), 8/25/32 (3)(4)	35,231	35,510
Series 2014-B, Class A2, 2.55%, 8/27/29 (4)	82,465	81,948
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (4)	401,512	411,524
Series 2014-1, Class A, 4.59%, 4/20/44 (4)	226,581	229,764
Series 2014-2, Class A, 4.02%, 7/20/44 (4)	512,804	510,400
Series 2014-2, Class B, 5.44%, 7/20/44 (4)	880,249	857,023
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (4)	1,078,784	1,069,721
Springleaf Funding Trust:
Series 2015-AA, Class B, 3.62%, 11/15/24 (4)	300,000	299,583
Series 2016-AA, Class A, 2.90%, 11/15/29 (4)	625,103	621,577
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (4)	108,993	109,983
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (4)	350,689	347,001
TES LLC, Series 2017-1A, Class A, 4.33%, 10/20/47 (4)	377,277	380,539
Tesla Auto Lease Trust:
Series 2018-A, Class A, 2.32%, 12/20/19 (4)	1,107,085	1,104,129
Series 2018-B, Class A, 3.71%, 8/20/21 (4)	901,000	903,499
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A4, 1.52%, 8/16/21	900,000	889,910
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	783,502	769,859
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.072%, 2/16/43 (4)	336,175	337,038
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (4)	300,000	294,917

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Verizon Owner Trust, Series 2016-1A, Class A, 1.42%, 1/20/21 (4)	81,326	81,030
Wendys Funding LLC, Series 2015-1A, Class A2II, 4.08%, 6/15/45 (4)	1,252,913	1,255,092

Total Asset-Backed Securities (Cost $30,317,099)		30,250,688

U.S. TREASURY OBLIGATIONS - 3.1%
U.S. Treasury Bonds:
2.75%, 8/15/47	505,000	479,289
3.125%, 5/15/48	1,350,000	1,378,397
U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/22 (7)	6,648,561	6,434,221
U.S. Treasury Notes:
2.47%, (3 mo. Treasury Bill Rate + 0.045%), 10/31/20 (3)	109,000	108,855
2.75%, 7/31/23	485,000	490,240
2.875%, 8/15/28	360,000	365,893

Total U.S. Treasury Obligations (Cost $9,239,014)		9,256,895

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - 3.5%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 6.806%, (1 mo. USD LIBOR + 4.30%), 7/25/25 (3)(4)	151,753	152,654
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KW06, Class A2, 3.80%, 6/25/28	530,000	548,818
Series W5FX, Class AFX, 3.214%, 4/25/28	191,667	192,136
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 5.756%, (1 mo. USD LIBOR + 3.25%), 5/25/25 (3)	493,000	541,071
Series 2015-HQA2, Class M2, 5.306%, (1 mo. USD LIBOR + 2.80%), 5/25/28 (3)	168,199	171,884
Series 2016-DNA2, Class M2, 4.706%, (1 mo. USD LIBOR + 2.20%), 10/25/28 (3)	128,675	129,732
Series 2017-DNA3, Class M2, 5.006%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (3)	250,000	250,624
Series 2018-DNA1, Class M1, 2.956%, (1 mo. USD LIBOR + 0.45%), 7/25/30 (3)	278,791	277,998
Series 2018-DNA2, Class B1, 6.206%, (1 mo. USD LIBOR + 3.70%), 12/25/30 (3)(4)	35,000	33,463
Series 2018-HQA1, Class M2, 4.806%, (1 mo. USD LIBOR + 2.30%), 9/25/30 (3)	155,000	151,837
Federal National Mortgage Association:
Series 2017-M2, Class A1, 2.785%, 2/25/27 (8)	304,870	304,783
Series 2017-M13, Class A2, 2.939%, 9/25/27 (8)	675,000	657,345
Series 2018-M4, Class A2, 3.043%, 3/25/28 (8)	330,000	321,973
Series 2018-M8, Class A2, 3.325%, 6/25/28 (8)	459,231	458,181
Series 2018-M13, Class A2, 3.697%, 9/25/30 (8)	1,680,000	1,707,886
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 7.756%, (1 mo. USD LIBOR + 5.25%), 10/25/23 (3)	519,537	583,801
Series 2014-C02, Class 1M2, 5.106%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (3)	650,000	683,252
Series 2014-C02, Class 2M2, 5.106%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (3)	214,514	222,740
Series 2014-C03, Class 1M2, 5.506%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (3)	424,520	447,564
Series 2014-C03, Class 2M2, 5.406%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (3)	372,537	390,207
Series 2014-C04, Class 1M2, 7.406%, (1 mo. USD LIBOR + 4.90%), 11/25/24 (3)	658,951	738,084
Series 2016-C06, Class 1M2, 6.756%, (1 mo. USD LIBOR + 4.25%), 4/25/29 (3)	200,000	220,202

18 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS - CONT’D
Series 2017-C05, Class 1M2, 4.706%, (1 mo. USD LIBOR + 2.20%), 1/25/30 (3)	279,200	279,355
Series 2017-C06, Class 1M2, 5.156%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (3)	320,000	327,333
Series 2018-C03, Class 1B1, 6.256%, (1 mo. USD LIBOR + 3.75%), 10/25/30 (3)	80,000	76,495
Series 2018-C03, Class 1M1, 3.186%, (1 mo. USD LIBOR + 0.68%), 10/25/30 (3)	110,483	110,564
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	274,656	262,916
Toorak Mortgage Corp. Ltd., Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21 (4)(9)	100,000	100,243

Total Collateralized Mortgage-Backed Obligations (Cost $10,219,861)		10,343,141

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1%
CLNS Trust, Series 2017-IKPR, Class B, 3.40%, (1 mo. USD LIBOR + 1.00%), 6/11/32 (3)(4)	600,000	592,361
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class A, 3.429%, 6/10/27 (4)	100,000	99,347
Series 2014-DSTY, Class B, 3.771%, 6/10/27 (4)	300,000	298,126
Series 2014-DSTY, Class C, 3.805%, 6/10/27 (4)	100,000	98,148
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 3.155%, (1 mo. USD LIBOR + 0.70%), 11/15/34 (3)(4)	500,000	492,782
Motel 6 Trust:
Series 2017-MTL6, Class C, 3.855%, (1 mo. USD LIBOR + 1.40%), 8/15/34 (3)(4)	363,621	356,848
Series 2017-MTL6, Class D, 4.605%, (1 mo. USD LIBOR + 2.15%), 8/15/34 (3)(4)	224,871	222,053
Series 2017-MTL6, Class E, 5.705%, (1 mo. USD LIBOR + 3.25%), 8/15/34 (3)(4)	79,423	78,866
RETL Trust:
Series 2018-RVP, Class A, 3.555%, (1 mo. USD LIBOR + 1.10%), 3/15/33 (3)(4)	549,438	548,887
Series 2018-RVP, Class C, 4.505%, (1 mo. USD LIBOR + 2.05%), 3/15/33 (3)(4)	60,000	60,001
TRU Trust, Series 2016-TOYS, Class A, 4.705%, (1 mo. USD LIBOR + 2.25%), 11/15/30 (3)(4)	98,342	98,380
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.754%, 8/10/31 (4)	450,000	426,223

Total Commercial Mortgage-Backed Securities (Cost $3,429,487)		3,372,022

TAXABLE MUNICIPAL OBLIGATIONS - 0.9%
General Obligations - 0.5%
Los Angeles Unified School District, California, 5.75%, 7/1/34 (10)	450,000	533,552
Massachusetts, Green Bonds, 3.277%, 6/1/46	435,000	400,391
New York City, 5.206%, 10/1/31 (10)	470,000	533,732
		1,467,675

Special Tax Revenue - 0.4%
Connecticut, Special Tax Revenue, 5.459%, 11/1/30 (10)	300,000	336,585
New York City Transitional Finance Authority, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36 (10)	600,000	717,810
		1,054,395

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 19

	PRINCIPAL AMOUNT ($)	VALUE ($)
TAXABLE MUNICIPAL OBLIGATIONS - CONT’D
Water and Sewer - 0.0% (11)
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	130,000	144,414

Total Taxable Municipal Obligations (Cost $2,701,286)		2,666,484

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.2%
Federal National Mortgage Association:
2.65%, 6/1/26	335,401	326,026
2.68%, 7/1/26	350,000	338,929

Total U.S. Government Agency Mortgage-Backed Securities (Cost $696,838)		664,955

SOVEREIGN GOVERNMENT BONDS - 0.1%
Nacional Financiera SNC, 3.375%, 11/5/20 (4)	265,000	262,681

Total Sovereign Government Bonds (Cost $264,817)		262,681

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.3%
Overseas Private Investment Corp.:
3.22%, 9/15/29	433,461	437,701
3.52%, 9/20/32	433,125	444,392

Total U.S. Government Agencies and Instrumentalities (Cost $866,586)		882,093

FLOATING RATE LOANS (12) - 0.8%
Building and Development - 0.1%
DTZ U.S. Borrower, LLC, Term Loan, 5.772%, (1 mo. USD LIBOR + 3.25%), 8/21/25	299,250	286,158

Business Equipment and Services - 0.1%
Change Healthcare Holdings, LLC, Term Loan, 5.272%, (1 mo. USD LIBOR + 2.75%), 3/1/24	252,778	240,823

Cable and Satellite Television - 0.1%
UPC Financing Partnership, Term Loan, 4.955%, (1 mo. USD LIBOR + 2.50%), 1/15/26	191,570	182,829
Ziggo Secured Finance Partnership, Term Loan, 4.955%, (1 mo. USD LIBOR + 2.50%), 4/15/25	230,000	217,494
		400,323

Drugs - 0.2%
Jaguar Holding Company II, Term Loan, 5.022%, (1 mo. USD LIBOR + 2.50%), 8/18/22	436,607	415,807

Electronics/Electrical - 0.2%
Infor (US), Inc., Term Loan, 5.272%, (1 mo. USD LIBOR + 2.75%), 2/1/22	444,176	426,680
MA FinanceCo., LLC, Term Loan, 5.022%, (1 mo. USD LIBOR + 2.50%), 6/21/24	19,250	17,999

20 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (12) - CONT’D
Seattle Spinco, Inc., Term Loan, 5.022%, (1 mo. USD LIBOR + 2.50%), 6/21/24	129,998	121,548
		566,227

Equipment Leasing - 0.1%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 4.47%, (1 mo. USD LIBOR + 2.00%), 1/15/25	386,667	373,222

Financial - 0.0% (11)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10 (13)(14)(15)	385,345	6,078

Total Floating Rate Loans (Cost $2,774,545)		2,288,638

COMMERCIAL PAPER - 0.2%
AT&T, Inc., 3.135%, 5/28/19 (4)	600,000	592,223

Total Commercial Paper (Cost $592,650)		592,223

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35%	1,800,228	1,800,228

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $1,800,228)		1,800,228

TOTAL INVESTMENTS (Cost $295,632,688) - 99.4%		296,613,372
Other assets and liabilities, net - 0.6%		1,651,858
NET ASSETS - 100.0%		298,265,230

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 21

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing security.
(2) All or a portion of this security was on loan at December 31, 2018. The aggregate market value of securities on loan at December 31, 2018 was $6,796,680.
(3) Variable rate security. The stated interest rate represents the rate in effect at December 31, 2018.
(4) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $42,784,881, which represents 14.3% of the net assets of the Fund as of December 31, 2018.

(5) Security converts to floating rate after the indicated fixed-rate coupon period.
(6) Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(7) Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(8) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2018.
(9) Step coupon security. The interest rate disclosed is that which is in effect on December 31, 2018.
(10) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(11) Amount is less than 0.05%.
(12) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a spread above the London Interbank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate in effect at December 31, 2018. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a floating rate loan.

(13) Restricted security. Total market value of restricted securities amounts to $6,078, which represents less than 0.05% of the net assets of the Fund as of December 31, 2018.
(14) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(15) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

Abbreviations:
ADR: American Depositary Receipt
LIBOR: London Interbank Offered Rate

Currency Abbreviations:
USD: United States Dollar

FUTURES CONTRACTS	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. 2-Year Treasury Note	20	3/29/19	$4,246,250	$27,779
U.S. 5-Year Treasury Note	18	3/29/19	2,064,375	33,157
U.S. 10-Year Treasury Note	2	3/29/19	244,031	5,965
U.S. Ultra 10-Year Treasury Note	12	3/29/19	1,560,938	35,291
U.S. Ultra-Long Treasury Bond	59	3/29/19	9,478,719	484,538
Total Long				$586,730
Short:
U.S. 5-Year Treasury Note	(4)	3/29/19	($458,750)	($6,874)

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments, Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	385,345
See notes to financial statements.

22 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $295,632,688) - including $6,796,680 of securities on loan	$296,613,372
Receivable for variation margin on open futures contracts	49,030
Cash	2,446,037
Cash denominated in foreign currency, at value (cost $6,152)	6,149
Receivable for investments sold	228,058
Receivable for capital shares sold	9,681
Dividends and interest receivable	1,006,680
Securities lending income receivable	965
Tax reclaims receivable	25,163
Deposits at broker for futures contracts	256,240
Directors’ deferred compensation plan	56,730
Other assets	9,837
Total assets	300,707,942

LIABILITIES
Payable for capital shares redeemed	67,403
Deposits for securities loaned	1,800,228
Payable to affiliates:
Investment advisory fee	106,087
Administrative fee	31,050
Distribution and service fees	422
Sub-transfer agency fee	116
Directors’ deferred compensation plan	56,730
Other	15,268
Accrued expenses	365,408
Total liabilities	2,442,712
NET ASSETS	$298,265,230

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(500,000,000 shares per class of $0.01 par value authorized)	$280,211,331
Distributable earnings	18,053,899
Total	$298,265,230

NET ASSET VALUE PER SHARE
Class I (based on net assets of $296,345,399 and 152,625,712 shares outstanding)	$1.94
Class F (based on net assets of $1,919,831 and 983,845 shares outstanding)	$1.95
See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 23

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $8,645)	$3,308,777
Interest income (net of foreign taxes withheld of $30)	4,254,600
Securities lending income, net	19,426
Total investment income	7,582,803

EXPENSES
Investment advisory fee	1,319,628
Administrative fee	386,232
Distribution and service fees:
Class F	4,334
Directors’ fees and expenses	16,461
Custodian fees	108,663
Transfer agency fees and expenses	278,473
Accounting fees	73,809
Professional fees	53,759
Reports to shareholders	42,072
Miscellaneous	27,053
Total expenses	2,310,484
Waiver and/or reimbursement of expenses by affiliate	(44,165)
Reimbursement of expenses-other	(6,249)
Net expenses	2,260,070
Net investment income	5,322,733

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	11,572,951
Futures contracts	(122,365)
Foreign currency transactions	(65)
11,450,521

Net change in unrealized appreciation (depreciation) on:
Investment securities	(24,742,645)
Futures contracts	580,355
Foreign currency	4
(24,162,286)

Net realized and unrealized loss	(12,711,765)

Net decrease in net assets resulting from operations	($7,389,032)
See notes to financial statements.

24 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CALVERT VP SRI BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$5,322,733	$5,681,841
Net realized gain	11,450,521	29,119,288
Net change in unrealized appreciation (depreciation)	(24,162,286)	2,303,814
Net increase (decrease) in net assets resulting from operations	(7,389,032)	37,104,943

Distributions to shareholders:(1)
Class I shares	(34,758,500)	(9,843,460)
Class F shares	(223,448)	(44,317)
Total distributions to shareholders	(34,981,948)	(9,887,777)

Capital share transactions:
Class I shares	9,350,010	(23,725,156)
Class F shares	686,027	882,066
Net increase (decrease) in net assets from capital share transactions	10,036,037	(22,843,090)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,334,943)	4,374,076

NET ASSETS
Beginning of year	330,600,173	326,226,097
End of year	$298,265,230	$330,600,173(2)

(1) For the year ended December 31, 2017, the source of distributions was as follows:
Net investment income — Class I ($6,523,520) and Class F ($29,370)
Net realized gain — Class I ($3,319,940) and Class F ($14,947)
The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2) Includes accumulated undistributed net investment income of $5,610,996 at December 31, 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.
See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 25

CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS I SHARES	2018	2017	2016	2015		2014
Net asset value, beginning	$2.23	$2.05	$2.00	$2.05		$2.04
Income from investment operations:
Net investment income (1)	0.04	0.04	0.04	0.04		0.03
Net realized and unrealized gain (loss)	(0.08)	0.20	0.11	(0.08)		0.16
Total from investment operations	(0.04)	0.24	0.15	(0.04)		0.19
Distributions from:
Net investment income	(0.04)	(0.04)	(0.04)	—	(2)	(0.03)
Net realized gain	(0.21)	(0.02)	(0.06)	(0.01)		(0.15)
Total distributions	(0.25)	(0.06)	(0.10)	(0.01)		(0.18)
Total increase (decrease) in net asset value	(0.29)	0.18	0.05	(0.05)		0.01
Net asset value, ending	$1.94	$2.23	$2.05	$2.00		$2.05
Total return (3)	(2.67%)	12.16%	7.58%	(1.90%)		9.60%
Ratios to average net assets: (4)
Total expenses	0.72%	0.69%	0.75%	0.85%		0.86%
Net expenses	0.70%	0.68%	0.70%	0.84%		0.86%
Net investment income	1.66%	1.73%	2.06%	1.73%		1.58%
Portfolio turnover	77%	132%	129%	90%		97%
Net assets, ending (in thousands)	$296,345	$329,060	$325,638	$323,676		$354,585

(1) Computed using average shares outstanding.
(2) Amount is less than $0.005.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

26 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

CALVERT VP SRI BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
CLASS F SHARES	2018	2017	2016	2015	2014
Net asset value, beginning	$2.24	$2.08	$2.03	$2.09	$2.06
Income from investment operations:
Net investment income (1)	0.03	0.03	0.03	0.03	0.03
Net realized and unrealized gain (loss)	(0.07)	0.19	0.12	(0.08)	0.16
Total from investment operations	(0.04)	0.22	0.15	(0.05)	0.19
Distributions from:
Net investment income	(0.04)	(0.04)	(0.04)	—	(0.01)
Net realized gain	(0.21)	(0.02)	(0.06)	(0.01)	(0.15)
Total distributions	(0.25)	(0.06)	(0.10)	(0.01)	(0.16)
Total increase (decrease) in net asset value	(0.29)	0.16	0.05	(0.06)	0.03
Net asset value, ending	$1.95	$2.24	$2.08	$2.03	$2.09
Total return (2)	(2.65%)	11.01%	7.14%	(2.46%)	9.18%
Ratios to average net assets: (3)
Total expenses	0.96%	1.40%	1.40%	1.74%	14.91%
Net expenses	0.96%	1.08%	1.10%	1.15%	1.15%
Net investment income	1.40%	1.30%	1.65%	1.49%	1.36%
Portfolio turnover	77%	132%	129%	90%	97%
Net assets, ending (in thousands)	$1,920	$1,540	$588	$324	$35

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT 27

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP SRI Balanced Portfolio (the Fund) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

28 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of December 31, 2018, based on the inputs used to value them:

Assets	Level 1		Level 2	Level 3 (1)	Total
Common Stocks	$169,755,482	(2)	$—	$—	$169,755,482
Corporate Bonds	—		64,477,842	—	64,477,842
Asset-Backed Securities	—		30,250,688	—	30,250,688
U.S. Treasury Obligations	—		9,256,895	—	9,256,895
Collateralized Mortgage-Backed Obligations	—		10,343,141	—	10,343,141
Commercial Mortgage-Backed Securities	—		3,372,022	—	3,372,022
Taxable Municipal Obligations	—		2,666,484	—	2,666,484
U.S. Government Agency Mortgage-Backed Securities	—		664,955	—	664,955
Sovereign Government Bonds	—		262,681	—	262,681
U.S. Government Agencies and Instrumentalities	—		882,093	—	882,093
Floating Rate Loans	—		2,282,560	6,078	2,288,638
Commercial Paper	—		592,223	—	592,223
Short Term Investment of Cash Collateral for Securities Loaned	1,800,228		—	—	1,800,228
Total Investments	$171,555,710		$125,051,584	$6,078	$296,613,372
Futures Contracts (3)	$586,730		$—	$—	$586,730
Total	$172,142,440		$125,051,584	$6,078	$297,200,102
Liabilities
Futures Contracts (3)	$(6,874)		$—	$—	$(6,874)

(1) None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
(3) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in floating rate loans. These fees are in addition to interest

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payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E. Floating Rate Loans: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F. Unfunded Loan Commitments: The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Schedule of Investments.
G. Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
H. Options Contracts: Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the

30 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. The Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
I. Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
J. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
K. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
L. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
M. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
N. When-Issued Securities and Delayed Delivery Transactions: The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.41% on the first $500 million, 0.36% on the next $500 million, and 0.325% on the excess of $1 billion. For the year ended December 31, 2018, the investment advisory fee amounted to $1,319,628 or 0.41% of the Fund’s average daily net assets.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.70% and 1.07% of the Fund’s average daily net assets for Class I and Class F, respectively. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2019. For the year ended December 31, 2018, CRM waived or reimbursed expenses of $44,165.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2018, CRM was paid administrative fees of $386,232.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class

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shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2018 amounted to $4,334 for Class F shares.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2018, sub-transfer agency fees and expenses incurred to EVM amounted to $485 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended December 31, 2018, CRM reimbursed the Fund $1,294 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2018, the Fund’s allocated portion of such expense and reimbursement was $6,249, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2018, expenses incurred under the Servicing Plan amounted to $270,772 and are included in transfer agency fees and expenses on the Statement of Operations.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, and including maturities, paydowns and principal repayments on floating rate loans, were $217,550,598 and $230,711,620, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $26,776,843 and $30,777,065, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2018 and December 31, 2017 was as follows:

	Year Ended December 31,
	2018	2017
Ordinary income	$15,628,154	$6,754,108
Long-term capital gains	$19,353,794	$3,133,669
As of December 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$6,302,602
Undistributed long-term capital gains	$11,191,200
Net unrealized appreciation (depreciation)	$560,097
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2018, as determined on a federal income tax basis, were as follows:

32 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

Aggregate cost	$296,053,267
Gross unrealized appreciation	$13,924,091
Gross unrealized depreciation	(13,363,986)
Net unrealized appreciation (depreciation)	$560,105
NOTE 6 — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at December 31, 2018 is included in the Schedule of Investments. During the year ended December 31, 2018, the Fund used futures contracts and options on futures contracts to hedge against fluctuations in interest rates and to manage overall duration of the Fund.
At December 31, 2018, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets		Liabilities
Futures contracts	Distributable earnings	$586,730	(1)	($6,874)	(1)

(1) Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2018 was as follows:

Statement of Operations Caption
Net realized gain (loss) on:
Investment securities*	$99,335
Futures contracts	(122,365)
Total	($23,030)
Net change in unrealized appreciation (depreciation) on:
Investment securities*	$8,385
Futures contracts	580,355
Total	$588,740

*Relates to purchased options
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2018 was approximately $10,966,000 and $2,419,000, respectively. The average number of purchased options contracts outstanding during the year ended December 31, 2018 was 33 contracts.
NOTE 7 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as

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well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2018, the total value of securities on loan, including accrued interest, was $6,802,584 and the total value of collateral received was $6,855,327, comprised of cash of $1,800,228 and U.S. Government and/or agencies securities of $5,055,099.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$5,055,099	$—	$—	$—	$5,055,099
Corporate Bonds	1,800,228	—	—	—	1,800,228
Total	$6,855,327	$—	$—	$—	$6,855,327
The carrying amount of the liability for deposits for securities loaned at December 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2018.
NOTE 8 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $62.5 million committed ($25 million committed and $25 million uncommitted prior to August 7, 2018) unsecured line of credit agreement with SSB, which is in effect through August 6, 2019. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% (1.25% prior to August 7, 2018) per annum. A commitment fee of 0.20% (0.25% prior to August 7, 2018) per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the renewal of the facility in August 2018. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at December 31, 2018. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2018.
NOTE 9 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017 were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	6,969,839	$15,217,053	5,007,377	$10,752,146
Reinvestment of distributions	16,473,223	34,758,500	4,578,354	9,843,460
Shares redeemed	(18,490,423)	(40,625,543)	(20,565,450)	(44,320,762)
Net increase (decrease)	4,952,639	$9,350,010	(10,979,719)	($23,725,156)

Class F
Shares sold	430,811	$982,569	451,158	$988,357
Reinvestment of distributions	105,400	223,448	20,423	44,317
Shares redeemed	(238,454)	(519,990)	(68,873)	(150,608)
Net increase	297,757	$686,027	402,708	$882,066
At December 31, 2018, separate accounts of three insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 75.9%.

34 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert Variable Series Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Balanced Portfolio (the Fund), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 15, 2019

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FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 19.33% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $11,199,582 or, if subsequently determined to be different, the net capital gain of such year.

36 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2016
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 1999 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Director	2016
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), (November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

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Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

38 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT VP SRI BALANCED PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call the Calvert funds at 800-368-2745.
Printed on recycled paper.

24217 12.31.18

Calvert VP SRI Mid Cap Portfolio
Important Note.  Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable.  Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Annual Report December 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

TABLE OF CONTENTS

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Federal Tax Information
23	Management and Organization
25	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
U.S. stock indexes declined during the 12-month period ended December 31, 2018, as a sharp downturn in the final quarter of the year erased earlier gains.
U.S. stocks opened the period on an upswing, as investors reacted favorably to the passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. U.S. stocks also got a boost from positive U.S. economic data, including the unemployment rate, which fell to a 17-year low.
In February 2018, however, U.S. stocks pulled back amid fears that rising interest rates might boost the appeal of fixed-income investments. After a brief rebound, equity markets again weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s then-new tariffs. The broad tariffs drew retaliatory actions from impacted countries including China, Canada, and certain countries in the European Union.
U.S. stocks bounced back during the summer months led by technology stocks, which rebounded following an earlier setback from a wave of data-privacy scandals. Markets plunged in the final three months of the period amid global trade war fears and sagging economies in China and Europe. Despite a partial rebound in the final days of the period, the U.S. stock market’s December 2018 plunge was the worst monthly loss since the 2008 financial crisis.
Amid investor worries, however, U.S. economic data remained largely positive during the period, prompting the U.S. Federal Reserve (the Fed) to raise the federal funds rate in December 2018 for the fourth time during the period. Since then, the Fed has indicated that it may reconsider its planned 2019 rate hikes.
For the 12-month period ended December 31, 2018, the blue-chip Dow Jones Industrial Average®2 declined 3.48%, while the broader U.S. equity market represented by the S&P 500® Index fell 4.38%. The technology-laden NASDAQ Composite Index fell 2.84% during the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell Growth and Value Indexes.

Fund Performance
For the 12-month period ended December 31, 2018, Calvert VP SRI Mid Cap Portfolio (the Fund) returned -4.43% at net asset value (NAV), outperforming its benchmark, the Russell Midcap® Index (the Index), which returned -9.06%.
Stock selections contributed to outperformance and was particularly strong in the health care, materials, and real estate sectors. Stock selections in information technology and energy detracted from returns relative to the Index. An underweight allocation to communication services was also detrimental.
Ball Corp., one of the world’s leading suppliers of metal packaging to the beverage, personal care, and household products industries, was a major contributor. The stock advanced on the strength of growing global demand for aluminum beverage and aluminum aerosol cans, as well as the company’s strategy for managing rising freight costs.
Advanced Micro Devices, Inc., a semiconductor manufacturer with a strong position in the server and gaming industries, was also a leading contributor. Its accelerating revenue growth, propelled by strong demand for its gaming chip ─ Ryzen ─ and its server chip ─ EPYC ─ drove up its stock. The stock was sold during the period.
Amedisys, Inc., a leader in the home-health, hospice, and personal care business, also made a strong contribution to returns. The company benefited from favorable trends in home-health care, including demographics, patients’ preference to age in place, payers’ increased support of home-based care, and the post-acute care market growing faster than overall health care spending. The stock rose on the strength of organic growth in all segments as well as robust margin expansion.
Multi-Color Corp., a commercial label printer in the industrials sector, was among the largest detractors. The company’s stock fell on slowing sales growth and pressure from competitors. In addition, the company’s acquisition of Constantia Labels did not meet early expectations and further weighed down on the stock. The stock was sold during the period.
Core Laboratories NV, a provider of reservoir description and production enhancement services and products to the oil and gas industry, also weighed down on returns. The stock came under pressure in the second half of 2018 as the price of oil fell 35%, as measured by the Brent Crude Oil Spot price.
Conagra Brands, Inc., a consumer staples company that manufactures and sells processed and packaged foods, further detracted. Its shares fell as supply-chain issues and lower-than-expected revenues associated with the acquisition of Pinnacle Foods, Inc. proved to be a drag on overall results.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Manager Charles B. Gaffney of Calvert Research and Management

% Average Annual Total Returns	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	07/16/1991	07/16/1991	-4.43%	3.65%	12.41%

Russell Midcap® Index	—	—	-9.06%	6.26%	14.02%

% Total Annual Operating Expense Ratios[4]
Gross					1.04%
Net					0.99

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)		TEN LARGEST HOLDINGS (% of net assets)[5]

Information Technology	16.7%	Xcel Energy, Inc.	2.7%
Financials	13.2%	CMS Energy Corp.	2.5%
Industrials	12.3%	National Retail Properties, Inc.	2.4%
Health Care	12.2%	Ball Corp.	2.3%
Consumer Discretionary	12.1%	Sempra Energy	2.1%
Real Estate	11.2%	Extra Space Storage, Inc.	2.1%
Utilities	8.8%	AvalonBay Communities, Inc.	2.1%
Materials	5.4%	Gildan Activewear, Inc.	2.0%
Consumer Staples	4.1%	Fiserv, Inc.	2.0%
Communication Services	2.7%	Grand Canyon Education, Inc.	2.0%
Energy	1.3%	Total	22.2%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Effective December 31, 2016, Calvert Research and Management became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

5 Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE (7/1/18)	ENDING ACCOUNT VALUE (12/31/18)	EXPENSES PAID DURING PERIOD* (7/1/18 - 12/31/18)	ANNUALIZED EXPENSE RATIO
Actual
	$1,000.00	$908.50	$4.76**	0.99%
Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.22	$5.04**	0.99%

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2018. Expenses shown do not include insurance-related charges.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited)

CALVERT VP SRI MID CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2018

	SHARES	VALUE ($)
COMMON STOCKS - 100.1%
Aerospace & Defense - 2.1%
CAE, Inc.	18,000	330,809
Hexcel Corp.	5,785	331,712
		662,521

Banks - 2.7%
First Republic Bank	2,747	238,714
KeyCorp	23,209	343,029
Sterling Bancorp	16,200	267,462
		849,205

Biotechnology - 1.6%
Incyte Corp. (1)	3,450	219,386
Ligand Pharmaceuticals, Inc. (1)(2)	1,000	135,700
Vertex Pharmaceuticals, Inc. (1)	900	149,139
		504,225

Capital Markets - 3.0%
E*Trade Financial Corp.	6,103	267,800
Raymond James Financial, Inc.	4,830	359,400
SEI Investments Co.	7,300	337,260
		964,460

Chemicals - 2.3%
Ecolab, Inc.	2,530	372,795
Sherwin-Williams Co. (The)	900	354,114
		726,909

Commercial Services & Supplies - 1.6%
Republic Services, Inc.	7,000	504,630

Consumer Finance - 1.9%
Ally Financial, Inc.	15,100	342,166
OneMain Holdings, Inc. (1)	11,350	275,692
		617,858

Containers & Packaging - 3.1%
Ball Corp. (2)	15,902	731,174
WestRock Co.	6,987	263,829
		995,003

Distributors - 0.6%
Pool Corp.	1,400	208,110

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Consumer Services - 4.9%
Bright Horizons Family Solutions, Inc. (1)	3,967	442,122
Grand Canyon Education, Inc. (1)	6,550	629,717
ServiceMaster Global Holdings, Inc. (1)	13,084	480,706
		1,552,545

Electric Utilities - 2.6%
Xcel Energy, Inc.	17,200	847,444

Electrical Equipment - 1.5%
AMETEK, Inc.	7,211	488,185

Electronic Equipment, Instruments & Components - 3.7%
CDW Corp.	5,150	417,408
Dolby Laboratories, Inc., Class A	7,110	439,682
FLIR Systems, Inc.	7,300	317,842
		1,174,932

Energy Equipment & Services - 1.3%
Core Laboratories NV	3,100	184,946
Oceaneering International, Inc. (1)	6,139	74,282
TechnipFMC plc	8,274	162,005
		421,233

Equity Real Estate Investment Trusts (REITs) - 11.2%
AvalonBay Communities, Inc.	3,786	658,953
Equity Residential	8,602	567,818
Extra Space Storage, Inc.	7,342	664,304
Invitation Homes, Inc.	21,900	439,752
Mid-America Apartment Communities, Inc.	5,000	478,500
National Retail Properties, Inc.	15,976	774,996
		3,584,323

Food & Staples Retailing - 1.1%
Performance Food Group Co. (1)	10,500	338,835

Food Products - 0.9%
Conagra Brands, Inc.	13,420	286,651

Health Care Equipment & Supplies - 3.5%
Cooper Cos., Inc. (The)	1,700	432,650
ICU Medical, Inc. (1)	1,100	252,593
Teleflex, Inc.	1,681	434,505
		1,119,748

8 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Health Care Providers & Services - 3.1%
Amedisys, Inc. (1)	2,900	339,619
Centene Corp. (1)	3,200	368,960
Humana, Inc.	1,003	287,339
		995,918

Hotels, Restaurants & Leisure - 1.0%
Texas Roadhouse, Inc.	5,200	310,440

Household Products - 2.2%
Central Garden & Pet Co., Class A (1)	13,200	412,500
Clorox Co. (The)	1,820	280,535
		693,035

Independent Power and Renewable Electricity Producers - 1.6%
NextEra Energy Partners LP	11,700	503,685

Insurance - 4.6%
Alleghany Corp.	701	436,947
American Financial Group, Inc.	3,717	336,500
First American Financial Corp.	7,765	346,630
RLI Corp.	4,900	338,051
		1,458,128

Interactive Media & Services - 2.7%
Eventbrite, Inc., Class A (1)(2)	13,237	368,121
IAC/InterActiveCorp (1)	2,700	494,208
		862,329

IT Services - 5.5%
Amdocs Ltd.	6,362	372,686
Black Knight, Inc. (1)	9,400	423,564
Fiserv, Inc. (1)	8,670	637,158
GoDaddy, Inc., Class A (1)	4,800	314,976
		1,748,384

Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	7,000	472,220

Machinery - 4.6%
Fortive Corp.	6,366	430,724
Gardner Denver Holdings, Inc. (1)	16,300	333,335
Parker-Hannifin Corp.	2,700	402,678
Xylem, Inc.	4,800	320,256
		1,486,993

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Multi-Utilities - 4.6%
CMS Energy Corp.	15,918	790,329
Sempra Energy	6,264	677,702
		1,468,031

Pharmaceuticals - 2.5%
Elanco Animal Health, Inc. (1)(2)	8,341	262,992
Jazz Pharmaceuticals plc (1)	1,650	204,534
Zoetis, Inc.	3,828	327,447
		794,973

Professional Services - 1.3%
Verisk Analytics, Inc. (1)	3,900	425,256

Road & Rail - 1.1%
Kansas City Southern	3,800	362,710

Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc.	4,250	364,777
Lam Research Corp.	1,100	149,787
NXP Semiconductors NV	4,300	315,104
Skyworks Solutions, Inc.	4,150	278,133
		1,107,801

Software - 2.9%
CDK Global, Inc.	7,500	359,100
RealPage, Inc. (1)	7,700	371,063
SailPoint Technologies Holding, Inc. (1)	8,200	192,618
		922,781

Specialty Retail - 1.7%
Ulta Beauty, Inc. (1)	2,250	550,890

Technology Hardware, Storage & Peripherals - 1.2%
HP, Inc.	18,950	387,717

Textiles, Apparel & Luxury Goods - 3.9%
Columbia Sportswear Co.	3,100	260,679
Gildan Activewear, Inc.	21,200	643,632
VF Corp.	4,600	328,164
		1,232,475

Thrifts & Mortgage Finance - 1.0%
MGIC Investment Corp. (1)	31,150	325,829

Total Common Stocks (Cost $32,072,414)		31,956,412

10 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

VALUE ($)

TOTAL INVESTMENTS (Cost $32,072,414) - 100.1%	31,956,412
Other assets and liabilities, net - (0.1%)	(27,492)
NET ASSETS - 100.0%	31,928,920

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing security.
(2) All or a portion of this security was on loan at December 31, 2018. The aggregate market value of securities on loan at December 31, 2018 was $1,467,949.
See notes to financial statements.

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CALVERT VP SRI MID CAP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2018

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $32,072,414) - including $1,467,949 of securities on loan	$31,956,412
Cash	47
Cash denominated in foreign currency, at value (cost $1,120)	1,121
Receivable for investments sold	22,261
Receivable for capital shares sold	46,554
Dividends receivable	37,108
Securities lending income receivable	255
Receivable from affiliate	2,119
Directors’ deferred compensation plan	6,972
Other assets	1,179
Total assets	32,074,028

LIABILITIES
Payable for capital shares redeemed	2,495
Payable to affiliates:
Investment advisory fee	18,459
Administrative fee	3,408
Sub-transfer agency fee	47
Directors’ deferred compensation plan	6,972
Accrued expenses	30,778
Demand note payable	82,949
Total liabilities	145,108
NET ASSETS	$31,928,920

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(1,000,000,000 shares of $0.01 par value authorized)	$28,976,529
Distributable earnings	2,952,391
Total	$31,928,920

NET ASSET VALUE PER SHARE (based on net assets of $31,928,920 and 1,161,712 shares outstanding)	$27.48
See notes to financial statements.

12 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

CALVERT VP SRI MID CAP PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $3,384)	$562,063
Interest income	820
Securities lending income, net	3,843
Total investment income	566,726

EXPENSES
Investment advisory fee	253,348
Administrative fee	46,772
Directors’ fees and expenses	1,971
Custodian fees	15,140
Transfer agency fees and expenses	22,511
Accounting fees	9,230
Professional fees	25,330
Reports to shareholders	12,551
Miscellaneous	6,901
Total expenses	393,754
Waiver and/or reimbursement of expenses by affiliate	(5,799)
Reimbursement of expenses-other	(730)
Net expenses	387,225
Net investment income	179,501

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	2,904,331
Foreign currency transactions	90
2,904,421

Net change in unrealized appreciation (depreciation) on:
Investment securities	(4,239,346)
Foreign currency	(411)
(4,239,757)

Net realized and unrealized loss	(1,335,336)

Net decrease in net assets resulting from operations	($1,155,835)
See notes to financial statements.

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CALVERT VP SRI MID CAP PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$179,501	$207,441
Net realized gain	2,904,421	4,051,885
Net change in unrealized appreciation (depreciation)	(4,239,757)	430,045
Net increase (decrease) in net assets resulting from operations	(1,155,835)	4,689,371

Distributions to shareholders(1)	(4,008,187)	(281,533)

Net decrease in net assets from capital share transactions	(4,146,052)	(8,641,743)

TOTAL DECREASE IN NET ASSETS	(9,310,074)	(4,233,905)

NET ASSETS
Beginning of year	41,238,994	45,472,899
End of year	$31,928,920	$41,238,994(2)

(1) For the year ended December 31, 2017, the source of distributions was from net investment income. The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2) Includes accumulated undistributed net investment income of $203,018 at December 31, 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated.
See notes to financial statements.

14 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

CALVERT VP SRI MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2018 (1)	2017 (1)	2016 (1)	2015 (1)	2014
Net asset value, beginning	$31.96	$28.82	$31.01	$33.17	$37.74
Income from investment operations:
Net investment income (loss)	0.15	0.15	0.21	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(1.09)	3.20	2.05	(1.06)	3.15
Total from investment operations	(0.94)	3.35	2.26	(1.08)	3.13
Distributions from:
Net investment income	(0.18)	(0.21)	—	—	—
Net realized gain	(3.36)	—	(4.45)	(1.08)	(7.70)
Total distributions	(3.54)	(0.21)	(4.45)	(1.08)	(7.70)
Total increase (decrease) in net asset value	(4.48)	3.14	(2.19)	(2.16)	(4.57)
Net asset value, ending	$27.48	$31.96	$28.82	$31.01	$33.17
Total return (2)	(4.43%)	11.65%	7.27%	(3.31%)	8.09%
Ratios to average net assets: (3)
Total expenses	1.01%	1.04%	1.07%	1.10%	1.16%
Net expenses	0.99%	0.99%	0.99%	1.09%	1.16%
Net investment income (loss)	0.46%	0.49%	0.68%	(0.05%)	(0.06%)
Portfolio turnover	62%	159%	170%	94%	91%
Net assets, ending (in thousands)	$31,929	$41,239	$45,473	$49,584	$50,716

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.

(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert VP SRI Mid Cap Portfolio (the Fund) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

16 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

The following table summarizes the market value of the Fund’s holdings as of December 31, 2018, based on the inputs used to value them:

Assets	Level 1		Level 2	Level 3	Total
Common Stocks	$31,956,412	(1)	$—	$—	$31,956,412
Total Investments	$31,956,412		$—	$—	$31,956,412

(1) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C. Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
D. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
E. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.65% of the Fund’s average daily net assets. For the year ended December 31, 2018, the investment advisory fee amounted to $253,348.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.99% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2019. For the year ended December 31, 2018, CRM waived or reimbursed expenses of $5,799.

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT 17

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2018, CRM was paid administrative fees of $46,772.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2018, sub-transfer agency fees and expenses incurred to EVM amounted to $198 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended December 31, 2018, the Fund’s allocated portion of such expense and reimbursement was $730, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — SHAREHOLDER SERVICING PLAN
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2018, expenses incurred under the Servicing Plan amounted to $19,992 and are included in transfer agency fees and expenses on the Statement of Operations.
NOTE 4 — INVESTMENT ACTIVITY
During the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $23,697,214 and $31,478,095, respectively.
NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended December 31, 2018 and December 31, 2017 was as follows:

	Year Ended December 31,
	2018	2017
Ordinary income	$3,498,545	$281,533
Long-term capital gains	$509,642	$—
As of December 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,712,467
Undistributed long-term capital gains	$1,377,592
Net unrealized appreciation (depreciation)	$(137,668)

18 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$32,094,080
Gross unrealized appreciation	$2,348,907
Gross unrealized depreciation	(2,486,575)
Net unrealized appreciation (depreciation)	($137,668)
NOTE 6 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSB. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2018, the total value of securities on loan was $1,467,949 and the total value of collateral received was $1,486,599, comprised of U.S. Government and/or agencies securities.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,486,599	$—	$—	$—	$1,486,599
NOTE 7 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $62.5 million committed ($25 million committed and $25 million uncommitted prior to August 7, 2018) unsecured line of credit agreement with SSB, which is in effect through August 6, 2019. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% (1.25% prior to August 7, 2018) per annum. A commitment fee of 0.20% (0.25% prior to August 7, 2018) per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the renewal of the facility in August 2018. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
At December 31, 2018, the Fund had a balance outstanding pursuant to this line of credit of $82,949 at an interest rate of 3.50%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at December 31, 2018. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2018. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2018.

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NOTE 8 — CAPITAL SHARES
Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017 were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	71,378	$2,355,273	91,974	$2,771,477
Reinvestment of distributions	126,481	4,008,187	9,102	281,533
Shares redeemed	(326,637)	(10,509,512)	(388,532)	(11,694,753)
Net decrease	(128,778)	($4,146,052)	(287,456)	($8,641,743)
At December 31, 2018, separate accounts of four insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 92.2%.

20 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert Variable Series Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Mid Cap Portfolio (the Fund), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 15, 2019

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FEDERAL TAX INFORMATION
As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $1,377,665 or, if subsequently determined to be different, the net capital gain of such year.

22 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director and President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2016
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 1999 (Director)
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Director	2016
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2016
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2016	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited) 23

Principal Officers who are not Directors
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Vice President, Secretary and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Corporation because of his position with the Portfolio’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

24 www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT VP SRI MID CAP PORTFOLIO ANNUAL REPORT (Unaudited) 25

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CALVERT VP SRI MID CAP PORTFOLIO
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call the Calvert funds at 800-368-2745.
Printed on recycled paper.

24219 12.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2017 and December 31, 2018 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	12/31/17	%*	12/31/18	%*

Audit Fees	$38,841	0%	$44,394	0%

Audit-Related Fees	$0	0%	$0	0%

Tax Fees(1)	$6,600	0%	$7,100	0%

All Other Fees	$0	0%	$0	0%

Total	$45,441	0%	$51,494	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(1)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/17		Fiscal Year ended 12/31/18
$	%*	$	%*

$0	0%	$7,100	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1)        Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)        Treasurer’s Section 302 certification.
(a)(2)(ii)        President’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:    /s/ John H. Streur
John H. Streur
President

Date:    February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    February 25, 2019

By:    /s/ John H. Streur
John H. Streur
President

Date:    February 25, 2019